UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2024
Paramount Global
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Transaction Agreement, dated as of July 7, 2024, by and among Paramount Global (the “Company”), Skydance Media, LLC, New Pluto Global, Inc. and the other parties thereto (the “Transaction Agreement”) and in connection with the transactions contemplated thereby (the “Transactions”), on November 15, 2024, the Compensation Committee of the Company’s Board of Directors adopted a cash-based transaction award program pursuant to the Transaction Agreement (the “Transaction Award Program”). The purpose of the awards under the Transaction Award Program (each, a “Transaction Award”) is to ensure the successful operation of the Company during the period prior to the completion of the Transactions and to promote the retention of certain key employees through the closing date of the Transactions (the “Closing Date”). Payment of each Transaction Award is conditioned on closing of the Transactions.

Doretha F. Lea, Executive Vice President, Global Public Policy and Government Relations, and Nancy Phillips, Executive Vice President, Chief People Officer, each have been awarded the opportunity to receive payment of a $1,000,000 Transaction Award on the Closing Date, representing 100% of the applicable executive’s annual base salary as of November 15, 2024, subject to the terms and conditions described in the recipients’ Transaction Award Program participant letter agreement (the “Award Letter”).

The foregoing description of the Transaction Award Program does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Award Letter, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Transaction Award Program participant letter agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Caryn K. Groce
	Name:	Caryn K. Groce
	Title:	Executive Vice President,
Acting General Counsel and Secretary

Date: November 21, 2024